Exhibit 99.1

BladeLogic Announces First Fiscal Quarter Financial Results; First Quarter Revenue Grew Organically to $21.5 Million Representing an Increase of 68% Compared to the Prior Year Period

BladeLogic Reports Net Loss Per Diluted Share of $(0.01) and

Non-GAAP Adjusted Net Income Per Diluted Share of $0.03

Lexington, MA, January 30, 2008—BladeLogic, Inc. (NASDAQ:BLOG), a leading provider of data center automation software, today announced its financial results for the first fiscal quarter of 2008 ended December 31, 2007.

Financial Highlights

Revenue for the first fiscal quarter of 2008 was $21,461,000, compared to $12,790,000 in the first fiscal quarter of 2007, an increase of 68%.

Net loss for the first fiscal quarter of 2008 was $(395,000), compared with a net loss applicable to common stockholders of $(152,000) in the same fiscal quarter of 2007. Net loss per diluted share was $(0.01) for the first fiscal quarter of 2008. For the first fiscal quarter of 2007 net loss per diluted share applicable to common stockholders, which includes the accretion of the Company’s redeemable preferred stock that was either redeemed or fully converted into common stock at the time of the Company’s initial public offering, was $(0.01).

Non-GAAP adjusted income from operations was $90,000 for the first fiscal quarter of 2008, which excludes non-cash stock-based compensation expense of $1,214,000, compared to non-GAAP adjusted income from operations of $56,000 for the same fiscal quarter of 2007, which excludes non-cash stock-based compensation expense of $241,000.  Net income per share on a non-GAAP adjusted basis, excluding stock-based compensation, was $0.03 per diluted share for the first fiscal quarter of 2008, compared to net income per share on a non-GAAP adjusted basis of $0.01 per diluted share for the same fiscal quarter of 2007, which excludes non-cash stock-based compensation expense of $241,000 and accretion of preferred stock dividends of $126,000.

Non-GAAP adjusted income (loss) from operations and net income per share are non-GAAP financial measures that the Company’s management uses to evaluate the Company’s performance and for internal planning and forecasting purposes.  In addition, many financial analysts that follow our Company focus on and publish both historical results and future projections based on non-GAAP financial measures. We believe that it is in the best interest of our investors to provide this information to analysts so that they accurately report the non- GAAP financial information. Moreover, investors have historically requested these non-GAAP financial measures as a means of providing consistent and comparable information with past reports of financial results.  A reconciliation of the non-GAAP financial measures used in this release to the most comparable GAAP measure is included at the end of this press release.

“BladeLogic continues to capitalize on the strong demand for our leading data center automation software solutions resulting in strong revenue growth and continued positive cash flow from operations in our first fiscal quarter of 2008,” said Dev Ittycheria, BladeLogic’s president and CEO.  “I am especially proud of the hard work of our employees worldwide in their support and execution of our growth strategy.”

Recent Business Highlights:

•                  BladeLogic closed business with 73 different customers during the first fiscal quarter, the largest number of customers the Company has done business with in any one quarter.

•                  International revenue represented 32% of total revenue for the quarter. During the last twelve months international revenue grew 126% compared to the prior year period. BladeLogic today has expanded its in-country presence to 9 nations outside the United States.

•                  BladeLogic continued to experience broad-based acceptance of its next generation data center automation solutions with no customer representing 10% of the quarterly revenue. The Company closed business with a diverse group of customers in all major verticals including technology, telecommunications, government, financial services, healthcare, retail and manufacturing.

•                  BladeLogic joined the PCI Security Standards Council as a new Participating Organization. As a Participating Organization, BladeLogic now has access to the latest payment card security standards and is adding its voice to this growing community in the process of creating these critical standards.

•                  BladeLogic and one of its customers were recognized by leading technology publications for data center automation software excellence. BladeLogic CEO Dev Ittycheria was named a 2007 Mass High Tech All-Star by Mass High Tech: The Journal of New England Technology. Mr. Ittycheria was recognized as a leader and innovator in the software industry by the editors of Mass High Tech. In addition, one of BladeLogic’s customers, Blue Cross Blue Shield of Florida, received an Enterprise All-Star Award from Network World magazine for its use of BladeLogic’s software solutions to manage and maintain its physical servers and virtual machines.

Second Fiscal Quarter and Fiscal Year 2008 Outlook

BladeLogic expects revenue for the second fiscal quarter of 2008 to be in the range of $20.0 million to $21.0 million, net loss per diluted share on a GAAP basis to be in the range of $(0.05) to $(0.06) and net income on a non-GAAP adjusted basis, excluding stock-based compensation and one-time charges, to be in the range of $0.01 to $0.02 for the period.

John Gavin, BladeLogic’s executive vice president and CFO, commented that “in order to take full advantage of the market opportunity we have ahead of us, we intend to accelerate the investment in our sales organization during the second half of the fiscal year to deliver increased sales capacity for fiscal 2009.”  Consequently, BladeLogic expects revenue for fiscal year 2008 to be in the range of $86.0 million to $90.0 million, net loss per diluted share on a GAAP basis to be in the range of $(0.08) to $(0.12) and net income on a non-GAAP adjusted basis, excluding stock-based compensation and one-time charges, to be in the range of $0.08 to $0.12 for the period.

Conference Call Information

BladeLogic will hold a conference call on January 30, 2008 to discuss the results from the first fiscal quarter of 2008 at 5:00 p.m. (ET). The conference call can be accessed by dialing +1-800-510-9691 (domestic) or +1-617-614-3453 (international), and entering the passcode 13120248. A telephonic replay of the conference call will be available from 7:00 p.m. on January 30, 2008 until February 6, 2008, and can be accessed by dialing toll-free +1-888-286-8010 (domestic) or +1-617-801-6888 (international). The passcode for the replay is 58680283. A webcast of the conference call will be available online at http://ir.bladelogic.com for 30 days.

About BladeLogic (NASDAQ: BLOG)

BladeLogic is a leading provider of data center automation software with a large installed base of Fortune Global 500 customers, including 21 of the top 100 global companies, 3 of the top 10 aerospace and defense companies, 7 of the top 25 commercial and savings banks, 3 of the top 5 securities companies, 2 of the top 3 entertainment companies, 2 of the top 3 general merchandisers, 7 of the top 12 pharmaceutical companies and 7 of the top 10 telecommunications companies. BladeLogic’s data center automation software solutions enable enterprises, service providers and government organizations to easily browse, provision, configure, patch, audit and remediate physical and virtual servers and applications, allowing customers to achieve reduced data center operating costs, improved service quality and enhanced security and compliance. BladeLogic is headquartered in Lexington, Massachusetts, USA. For more information, please visit www.bladelogic.com.

Reconciliation of Non-GAAP Measures

This earnings release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation of the adjusted (non-GAAP) financial measures to the most directly comparable GAAP financial measures.

Non-GAAP adjusted income (loss) from operations is discussed in this earnings release because management uses this information in evaluating the results of the continuing operations of the business and believes that this information provides the users of the financial statements a valuable insight into the operating results.  Additionally, management believes that it is in the best interest of its investors to provide financial information that will facilitate comparison of both historical and future results and allows greater transparency to supplemental information used by management in its financial and operational decision making. Management encourages investors to review the reconciliations of the non-GAAP financial measures to the most directly comparable GAAP measures that are provided within the financial information attached to this release.

BladeLogic is providing its current quarter GAAP results as well as financial results that have been adjusted for the impact of non-cash stock-based compensation expense, as such items may be considered to be of a non-operational nature. The Company believes that these non-GAAP measures supplement its consolidated GAAP financial statements as they provide a consistent basis for comparison between reporting periods that are not influenced by certain non-cash or non-recurring items and are, therefore, useful to investors in helping them to better understand the Company’s operating results.

Cautionary Language Concerning Forward-Looking Statements

Certain items in this press release may constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. BladeLogic can give no assurance that expectations will be attained.  Factors that could cause actual results to differ materially from BladeLogic’s expectations include, but are not limited to, the success and growth of the company’s product; competition and other risks associated with the market for the Company’s products and services; the company’s ability to develop and introduce new products or enhancements and fixes to existing products; the company’s ability to achieve and maintain market acceptance of new products or enhancements; the company’s ability to attract and retain key personnel; the company’s ability to protect its intellectual property and other proprietary rights; conflicts with the intellectual property of third parties; adverse regulatory or legal actions; the company’s ability to manage its growth; risks associated with potential future acquisitions; the company’s ability to maintain compliance with the restrictions and covenants contained in its existing credit and security agreement; the company’s ability to successfully maintain effective internal controls; other risks detailed in BladeLogic’s Annual Report on Form 10-K (File No. 001-33589), filed with the Securities and Exchange Commission on November 29, 2007, and other reports filed with the Securities and Exchange Commission.  Such forward-looking statements speak only as of the date of this press release.  BladeLogic expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in BladeLogic’s expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.

Financial Tables:

BladeLogic, Inc.

CONSOLIDATED BALANCE SHEETS

(in thousands except share and par value data)

(unaudited)

	December 31, 2007	September 30, 2007

ASSETS

Current assets:
Cash and cash equivalents	$79,934	$80,694
Accounts receivable, net	13,115	11,907
Prepaid expenses and other current assets	2,087	2,171
Total current assets	95,136	94,772
Property and equipment, net	1,398	1,237
Other assets	187	196
Total assets	$96,721	$96,205

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$962	$671
Accrued employee costs	3,069	5,906
Accrued other expenses	4,158	4,001
Deferred revenue, current portion	15,137	12,336
Total current liabilities	23,326	22,914
Deferred revenue, net of current portion	1,864	2,513
Stockholder deposits on restricted stock purchase	98	228
Total liabilities	25,288	25,655
Stockholders’ equity:
Total stockholders’ equity	71,433	70,550
Total liabilities and stockholders’ equity	$96,721	$96,205

BladeLogic, Inc.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Three Months Ended December 31,
	2007	2006
Net revenue:
License	$14,586	$9,339
Services	6,875	3,451
Total net revenue	21,461	12,790

Cost of revenue:
License	552	274
Services (1)	3,307	1,582
Total cost of revenue	3,859	1,856

Gross profit	17,602	10,934

Operating expense: (1)
Sales and marketing	12,580	7,369
Research and development	4,444	2,657
General and administrative	1,702	1,093
Total operating expenses	18,726	11,119

Loss from operations	(1,124)	(185)

Other income:
Interest income	807	62
Other income	56	156
Total other income, net	863	218

Income (loss) before provision for income tax	(261)	33

Provision for income taxes	134	59

Net income (loss)	(395)	(26)

Basic and diluted net (loss) per share	$(0.01)	$(0.01)

Weighted average common shares used in calculation of basic and diluted net (loss) per share	26,683	11,900

BladeLogic, Inc.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Three Months Ended December 31,
	2007	2006

Cash flows from operating activities:
Net loss	$(395)	$(26)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation	200	148
Loss on disposal of fixed assets	—	2
Provision for bad debt	—	20
Stock-based compensation	1,214	241
Changes in operating accounts:
Accounts receivable	(1,208)	(1,970)
Prepaid expenses and other current assets	74	25
Other long-term assets	11	(76)
Accounts payable	290	374
Accrued employee costs	(2,890)	(455)
Accrued other expenses	626	325
Deferred revenue	2,153	1,606
Net cash provided by operating activities	75	214
Cash flows from investing activities:
Purchase of property and equipment	(361)	(202)
Net cash used in investing activities	(361)	(202)
Cash flows from financing activities:
Proceeds from sale of common stock in connection with the Company’s initial public offering, net of issuance costs	(486)	—
Proceeds from sale of common and restricted stock	(57)	31
Proceeds from repayment of shareholder notes receivable	—	10
Net cash provided by financing activities	(543)	41
Effect of exchange rates on cash	69	55
Net increase (decrease) in cash and cash equivalents	(760)	108
Cash and cash equivalents at beginning of period	80,694	7,835
Cash and cash equivalents at end of period	$79,934	$7,943

Note:

(1) Amounts include stock-based compensation expense, as follows (in thousands):

	Three Months Ended December 31,
	2007	2006
	(unaudited)
Cost of revenue:
License	$—	$—
Services	58	5
Sub Total	58	5

Operating expense:
Sales and marketing	454	69
Research and development	470	45
General and administrative	232	122
Sub Total	1,156	236

Total stock-based compensation	$1,214	$241

A reconciliation of the numerator and denominator used in the calculation of basic and diluted net income (loss) per common share is as follows:

	Three Months Ended
	December 31,
	2007	2006
	(data in thousands, except per share data)
	(unaudited)
Numerator:
Net loss	$(395)	$(26)

Allocation of net income (loss) to periods(2):
Net income (loss) allocable to period during which two classes of equity securities were outstanding	—	(26)
Net income (loss) allocable to period during which one class of equity securities was Outstanding	(395)	—
Net loss	$(395)	$(26)

Net income (loss) allocable to two class period	$—	$(26)

Accretion of preferred stock dividends	—	126

Net income (loss) applicable to common stockholders for two class period	—	(152)
Net income (loss) allocable to one class period	(395)	—
Net income (loss) applicable to common stockholders	$(395)	$(152)

Denominator:
Basic and diluted:
Weighted average shares of common stock outstanding	26,683	11,900

Calculation of (Loss) Per Common Share:
Basic and diluted:
Net (loss) applicable to common stockholders	$(395)	$(152)
Weighted average shares of common stock outstanding	26,683	11,900
Net income (loss) per common share	$(0.01)	$(0.01)

(2)   As of July 25, 2007, the effective date of the Company’s IPO, the Company transitioned from having two classes of equity securities outstanding, common and preferred stock, to a single class of equity securities outstanding, common stock, upon automatic conversion of shares of redeemable convertible preferred stock into shares of common stock.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Three Months Ended
	December 31,
	2007	2006
	(in thousands)
	(unaudited)
Income (loss) from operations	$(1,124)	$(185)
Non-cash stock-based compensation (1)	1,214	241

Non-GAAP adjusted income from operations	$90	$56

Net loss applicable to common Stockholders	$(395)	$(152)
Non-cash stock-based compensation	1,214	241
Accretion of preferred stock dividends	—	126
Non-GAAP adjusted net income	$819	$215

Non-GAAP adjusted diluted net Income per common share	$0.03	$0.01

Pro Forma diluted weighted average common stock outstanding	30,381	23,542

OUTLOOK RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Three	Twelve
	Months Ended	Months Ended
	March 31,	September 30,
	2008	2008
(in millions)
Loss from operations	$(1.7) to $(2.0)	$(4.5) to $(5.5)
Non-cash stock-based compensation and one-time charges	$1.7 to $1.9	$6.0 to $6.6
Non-GAAP adjusted income (loss) from operations	$(0.1) to $0.2	$1.0 to $2.0

Net income	$(1.2) to $(1.5)	$(2.5) to $(3.5)
Non-cash stock-based compensation and one-time charges	$1.7 to $1.9	$6.0 to $6.6
Non-GAAP adjusted net income	$0.2 to $0.5	$2.5 to $3.5

Non-GAAP adjusted net income per share	$0.01 to $0.02	$0.08 to $0.12

Company Contact:

John Gavin
Chief Financial Officer
BladeLogic, Inc.
781-257-3500

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